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                                                                      EXHIBIT 21


                                 SUBSIDIARIES OF

                               FLOWERS FOODS, INC.


              NAME OF SUBSIDIARY                           JURISDICTION OF INCORPORATION OR ORGANIZATION
              ------------------                           ---------------------------------------------
      Flowers Finance, LLC                                                        Delaware

      Flowers Bakeries, LLC                                                       Georgia

      Flowers Bakeries Brands, Inc.                                               Delaware

      Flowers Baking Co. of Opelika, LLC                                          Alabama

      Hardin's Bakery, LLC                                                        Alabama

      Bailey Street Bakery, LLC                                                   Alabama

      Home Baking Company, LLC                                                    Alabama

      Flowers Baking Co. of Texarkana, LLC                                        Arkansas

      Holsum Baking Company, LLC                                                  Arkansas

      Shipley Baking Company, LLC                                                 Arkansas

      Flowers Baking Co. of Florida, LLC                                          Florida

      Flowers Baking Co. of Miami, LLC                                            Florida

      Flowers Baking Co. of Jacksonville, LLC                                     Florida

      Flowers Baking Co. of Bradenton, LLC                                        Florida

      Flowers Baking Co. of Thomasville, LLC                                      Georgia

      Flowers Baking Co. of Villa Rica, LLC                                       Georgia

      Flowers Baking Co. of Tyler, LLC                                            Georgia

      Table Pride, LLC                                                            Georgia

      Huval Bakery, LLC                                                          Louisiana

      Bunny Bread, LLC                                                           Louisiana

      Flowers Baking Co. of Baton Rouge, LLC                                     Louisiana

      Flowers Baking Co. of Jamestown, LLC                                     North Carolina

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
      Franklin Baking Company, LLC                                             North Carolina

      Flowers Baking Co. of Memphis, LLC                                         Tennessee

      Flowers Baking Co. of Morristown, LLC                                      Tennessee

      Schott's Bakery, LLC                                                         Texas

      Flowers Baking Co. of Texas, LLC                                             Texas

      Butterkrust Bakery, LLC                                                      Texas

      El Paso Baking Co., LLC                                                      Texas

      El Paso Baking Company de Mexico, S.A. de C.V.                               Mexico

      San Antonio Baking Co., LLC                                                  Texas

      Austin Baking Co., LLC                                                       Texas

      Corpus Christi Baking Co., LLC                                               Texas

      Hampton Roads Baking Company, LLC                                           Virginia

      Flowers Baking Co. of Norfolk, LLC                                          Virginia

      Flowers Baking Co. of Lynchburg, LLC                                        Virginia

      Flowers Baking Co. of West Virginia, LLC                                 West Virginia

      The Donut House, LLC                                                     West Virginia

      Storck Baking Company, LLC                                               West Virginia



      Mrs. Smith's Bakeries, LLC                                                  Georgia

      Flowers Specialty Foods of Montgomery, LLC                                  Alabama

      Mrs. Smith's Bakeries Sales Support Group, LLC                              Georgia

      Dan-co Bakery, LLC                                                          Georgia

      Mrs. Smith's Bakeries Frozen Distributors, LLC                              Georgia

      European Bakers, LLC                                                        Georgia
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
      Mrs. Smith's Foil Company, LLC                                              Georgia

      Mrs. Smith's Bakery of Suwanee, LLC                                         Georgia

      Aunt Fanny's Bakery, LLC                                                    Georgia

      Mrs. Smith's Bakeries of Pennsylvania, Inc.                                 Georgia

      Mrs. Smith's Bakery of London, LLC                                          Kentucky

      Daniel's Home Bakery of North Carolina, LLC                              North Carolina

      Mrs. Smith's Bakery of Stilwell, LLC                                        Oklahoma

      Flowers Baking Company of Fountain Inn, LLC                              South Carolina

      Mrs. Smith's Bakery of Spartanburg, LLC                                  South Carolina

      Mrs. Smith's Brands, Inc.                                                South Carolina

      Mrs. Smith's Bakery of Crossville, LLC                                     Tennessee

      Flowers Fresh Bakery Distributors, Inc.                                    Tennessee